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                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 10 or 15(d) of the
                         Securities Exchange Act of 1934



                                  JUNE 30, 1996
               --------------------------------------------------
                Date of Report (date of earliest event reported)


                           NETWORK LONG DISTANCE, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


   DELAWARE                          0-23172                    72-1122018
- ----------------                  -------------            --------------------
(State or Other                    (Commission              (IRS Employer Iden-
Jurisdiction of                   File Number)              tification Number)
Incorporation)


                               525 FLORIDA STREET
                          BATON ROUGE, LOUISIANA  70801
                     ---------------------------------------
                     (Address of Principal Executive Offices
                               Including Zip Code)


                                 (504) 343-3125
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)













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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a) Network Long Distance, Inc. and Blue Ridge Telephone, Inc. Financial Statements.

                                                                     PAGE NUMBER
                                                                     -----------
NETWORK LONG DISTANCE, INC.

Report of Independent Public Accountants .................................   F-1
Independent Auditors' Report .............................................   F-2
Supplemental Consolidated Balance Sheets as of
   March 31, 1996 and 1995 ...............................................   F-3
Supplemental Consolidated Statements of
   Operation for the Years Ended March 31, 1996, 1995
   and 1994 ..............................................................   F-4
Supplemental Consolidated Statements of Stockholders'
   Equity for the Years Ended March 31, 1996, 1995, and 1994 .............   F-5
Supplemental Consolidated Statements of Cash Flows
   for the Years Ended March 31, 1996, 1995 and 1994 .....................   F-6
Notes to Supplemental Consolidated Financial Statements ..................   F-7

LONG DISTANCE TELECOM, INC. dba BLUE RIDGE
   TELEPHONE (TELECOMMUNICATIONS
   VENTURES LIMITED PARTNERSHIP NO. 1 T/A
   BLUE RIDGE TELEPHONE)

Independent Auditors' Report .............................................  F-22
Balance Sheets as of December 31, 1994 and 1995 and
   (unaudited) March 31, 1996 ............................................  F-23
Statements of Operations for the Years
   Ended December 31, 1993, 1994 and 1995 and
   (unaudited) for the Three Months Ended March 31, 1995 and 1996 ........  F-24
Statements of Partners' Equity (Deficit)
   for the Years Ended December 31, 1993, 1994 and 1995
   and (unaudited) for the Three Months Ended March 31, 1996 .............  F-25
Statements of Cash Flows for the Years
   Ended December 31, 1993, 1994 and 1995  and (unaudited) for the
   Three Months Ended March 31, 1995 and 1996 ............................  F-26
Notes to Financial Statements ............................................  F-27


          (b)            Pro Forma Financial Information

Pro Forma Combining Financial Statements .................................  F-34
Pro Forma Combining Balance Sheet as of March 31, 1996 ...................  F-35
Pro Forma Combining Income Statement for the Twelve
  Months Ended March 31, 1996 ............................................  F-36
Pro Forma Combining Income Statement for the Twelve
  Months Ended March 31, 1995 ............................................  F-37
Notes to Pro Forma Combining Financial Statements ........................  F-38

          (c)            Exhibits: Filed herewith pursuant to Reg. S-K Item 601

EXHIBIT NO.    PAGE           DESCRIPTION

     1           4            Stock Exchange Agreement between the Registrant
                              and Long Distance Telcom, Inc., dated June 30,
                              1996.*

___________________
* Previously filed.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NETWORK LONG DISTANCE, INC.



Dated:  August 2, 1996                  By:  /s/ MARC I. BECKER
                                             --------------------------------
                                             Marc I. Becker,
                                             Executive Vice President



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